UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2025

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 7, 2025, at the virtual annual meeting of shareholders (the “Annual Meeting”), the shareholders of Healthcare Triangle, Inc. (the “Company”): (i) elected four (4) directors to serve a one (1) year term; and (ii) ratified the appointment SRCO Professional Corporation, Chartered Professional Accountants (“SRCO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) that was filed with the Securities and Exchange Commission on October 15, 2025. Holders of 21,423,722 shares of the Company’s common stock (and equivalent), or approximately 82.80% of the 25,873,304 shares of common stock (and equivalent) that were issued and outstanding and entitled to vote, were present virtually or represented by proxy at the Annual Meeting. The shares entitled to vote include the common stock of the Company and the Company’s Series A Super Voting Preferred Stock.

The following are the final voting results on the proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal No. 1: Election of Directors

The Company’s shareholders elected all of the director nominees nominated by the Board to serve for a one-year term, until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified. The table below sets forth the voting results for Proposal 1:

Director	Term Expires	For	Withheld	Broker Non-Votes
Sujatha Ramesh	2026	20,253,344	7,524	1,162,854
Dave Rosa	2026	20,171,021	89,847	1,162,854
Jainal Bhuiyan	2026	20,244,585	16,283	1,162,854
Ron McClurg	2026	20,250,055	10,813	1,162,854

Proposal No. 2: Ratification of the Auditors

The Company’s shareholders approved the resolution to approve SRCO as the Company’s independent public accounting firm for fiscal 2025. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
21,275,588	57,036	91,098	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: November 10, 2025	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer

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